UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 5, 2018

UGI Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-11071	23-2668356
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No.Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 337-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2018, the Board of Directors of UGI Corporation (the "Company") appointed Alan N. Harris, age 65, to serve as a Director of the Company. A Committee assignment for Mr. Harris will be determined at a future Board meeting. Mr. Harris will receive an annual retainer of $80,000, pro-rated for the number of months Mr. Harris serves as a Director of the Company during the 2018 fiscal year, and a prorated equity grant of 7,500 stock options and 2,500 stock units, consistent with the Company’s director compensation practices.

Mr. Harris retired on January 31, 2015 from Spectra Energy Corporation (an operator in the transmission and storage, distribution, gathering, and processing of natural gas) where he served in multiple roles since 2007, including as Senior Advisor to the Chairman, President and Chief Executive Officer on project execution efforts (2014 to 2015), Chief Development and Operations Officer (2008 to 2014), and Chief Development Officer (2007 to 2008). Prior to Spectra Energy’s spin-off from Duke Energy Gas Transmission, Mr. Harris also held various positions of increasing responsibility at Duke Energy, including Group Vice President, Chief Financial Officer (2004 to 2006), Executive Vice President (2003 to 2004), Senior Vice President, Strategic Development and Planning (2002 to 2003), Vice President, Controller, Treasurer, Strategic Planning (2000 to 2002), and Vice President, Controller, Strategic Planning (1999 to 2000). Mr. Harris currently serves as a Director of Enable Midstream Partners, LP (an owner, operator, and developer of midstream energy infrastructure assets in the U.S.).

Mr. Harris will also serve as a director of UGI Utilities, Inc. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of UGI Corporation dated March 6, 2018.

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of UGI Corporation dated March 6, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

March 6, 2018	By:	/s/ Monica M. Gaudiosi

Name: Monica M. Gaudiosi
Title: Vice President, General Counsel and Secretary

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